UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

401 East 34th Street, Suite #N27J, New York, NY 10016
(844) 413-2600
(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report ("Report"), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2021, the Board of Directors of Hammer Fiber Optics Holdings Corp. (the "Company") entered into a Debt Conversion Agreement with Investor and Non-Executive Director Michael A. Sevell. As per the terms of the Debt Conversion Agreement, the Company has resolved its indebtedness to Mr. Sevell, by authorizing the conversion of the Company's $5,272,500 debt to him into 1,757,500 shares of HMMR Common Stock at a price of $3 per share.

The foregoing provides only brief descriptions of the material terms of the Debt Conversion Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Debt Conversion Agreement filed as an exhibit to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The shares to be issued under the Debt Conversion Agreement will be issued in private placements in reliance upon the exemption from the registration requirements set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits	Descriptions

99.1	Debt Conversion Agreement, Dated October 1, 2021 by and among the Company and Michael A. Sevell

99.2	Press Release Hammer Stock Valued at $3 Per Share in Latest Round of Debt Resolution Signaling Strong Confidence in Firm's Pivot to Global Fintech Strategy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: October 4, 2021

/s/ Michael P. Cothill
By: Michael P. Cothill
Its: Executive Chairman